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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 1996


                                 INTERCEL, INC.
                            (Exact name of registrant
                          as specified in its charter)


    Delaware                           0-23102              58-1944750
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(State or other                       (Commission         (I.R.S. Employer
jurisdiction of                       File Number)        Identification No.)
incorporation)


      1233 O.G. Skinner Dr., West Point, GA                       31833
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          (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (706) 645-9520


                   1239 O.G. Skinner Dr., West Point, GA 31833
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         (Former name or former address, if changed since last report.)


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ITEM 5.    ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an Asset Purchase Agreement dated December 23, 1996 (the
"Agreement") by and among Rural Cellular Corporation (the "Purchaser"), Unity
Cellular Systems, Inc. ("Unicel"), InterCel Licenses, Inc. ("Licensee") and
InterCel, Inc. ("InterCel"), the Purchaser agreed to purchase and assume from the Seller and the Licensee, and the Seller and the Licensee respectively agreed to sell and assign to the Purchaser: (i) substantially all of the assets and rights of Seller, including Seller's 51% general partnership interest (the
"Partnership Interest") in the Northern Maine Cellular Partnership (the
"Partnership") which Partnership is licensed to provide cellular service in Maine RSA2; and (ii) the FCC licenses held by Licensee to provide cellular and microwave service in the Bangor, Maine MSA and Maine RSA3 and to provide microwave service in Maine RSA2. Seller and Licensee are wholly-owned subsidiaries of InterCel. This transaction, if consummated, will constitute a sale by InterCel of all of its cellular telephone operations in the State of Maine.

     Consummation of the transaction contemplated by the Agreement is subject to certain conditions, including: (i) financing being obtained by Purchaser; (ii) receipt by Seller of various consents from third parties, including landlords and other parties to contracts with Seller; and (iii) receipt of various regulatory approvals, including the approval of the Federal Communications
Commission.

     The purchase price for the assets to be sold pursuant to the Agreement is $77,355,250 (the "Purchase Price"). The Purchase Price was determined to be fair and reasonable by the Boards of Directors of InterCel, Unicel and Licensee based upon various factors, including the results of operations of Unicel and the recent market prices of similar assets sold by others. The sale of the Partnership Interest to the Purchaser is subject to a right of first refusal in favor of Cellco Partnership ("Cellco"), which owns the remaining 49% interest in the Partnership. If Cellco exercises its right of first refusal, the Purchase
Price paid by the Purchaser will be reduced by $12,762,750. The price that would be paid by Cellco for the Partnership Interest upon the exercise of its right of first refusal has not yet been determined. If Cellco and the Seller are unable to agree upon a purchase price, the purchase price for the Partnership Interest may, as contemplated in the agreement governing the Partnership (the
"Partnership Agreement"), be determined by appraisal.

     The descriptions set forth herein of the terms and conditions of the Agreement and the transactions contemplated by the Agreement are qualified in their entirety by reference to the full text of the Agreement and the exhibits thereto, copies of which are filed as an Exhibit to this Current Report on Form
8-K. Descriptions of the Partnership and related rights and obligations of the partners are qualified in their entirety by reference to the full text of the Partnership Agreement (filed as Exhibit 10(qq) to InterCel's Registration
Statement on Form S-1 (File No. 33-72734)).




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c) EXHIBITS.

   99.1.   Asset Purchase Agreement dated December 23, 1996, by and among Rural
           Cellular Corporation, Unity Cellular Systems, Inc., InterCel
           Licenses, Inc. and InterCel, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERCEL, INC.

                                            By:/s/ Allen E. Smith
                                               -----------------------------
                                               Allen E. Smith
                                               Chief Executive Officer

Dated: January 8, 1997


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                                  EXHIBIT INDEX

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
     99.1. Asset Purchase Agreement dated December 23, 1996, by and among Rural
           Cellular Corporation, Unity Cellular Systems, Inc., InterCel Licenses,
           Inc. and InterCel, Inc.......................................................   5